United States Securities and Exchange Commission
                              Washington, DC 20549
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                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          July 29, 2004
                                                   -----------------------------

                                    NN, Inc.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-23486                   62-1096725
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(State or Other Jurisdiction of     (Commission             (I.R.S. Employer
Incorporation or Organization)      File Number)          Identification Number)


2000 Waters Edge Drive, Johnson City, Tennessee                   37604
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  (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:           423/743-9151
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events and Regulation FD Disclosure

     On July 29, 2004, the Company issued a press release announcing its financial results for the second quarter ended June 30, 2004. The entire press release is attached hereto as an exhibit and incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.

         (c) Exhibits. The following exhibits are filed herewith:

             99.1   Press Release dated July 29, 2004.


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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               NN, Inc.



Dated:  July 29, 2004          By:  /s/ William C. Kelly, Jr.
                                   --------------------------------------------
                                   William C. Kelly, Jr.
                                   Secretary, Treasurer and Chief Administrative Officer

Exhibit No.        Description
-----------        -----------

   99.1            Press Release of NN, Inc. dated July 29, 2004.